                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                April 17, 2000
                Date of Report (Date of earliest event reported):



                                VOYAGER.NET, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                   000-26661                   38-3431501
(State or other jurisdiction    (Commission File             (I.R.S. Employer
     of incorporation)               Number)                Identification No.)

                        4660 S. HAGADORN ROAD, SUITE 320
                             EAST LANSING, MI 48823
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (517) 324-8940

Item 5.  Other Events.

     Voyager.net, Inc., a Delaware corporation (the "Registrant"), files this Form 8-K report that contains financial information consistent with Regulation S-X, Rule 3-05(b)(2)(i) for businesses acquired since the date of the Registrant's most recent audited balance sheet.

     On September 8, 1999, Voyager Information Networks, Inc., a Michigan corporation ("Voyager") and wholly-owned subsidiary of the Registrant, entered into an Asset Purchase Agreement (the "Agreement") to purchase substantially all of the assets of Net Direct, Inc., an Indiana corporation ("Net Direct").

     Pursuant to the Agreement, the consideration for the sale by Net Direct to Voyager of substantially all of its internet service-related assets was $4,550,000, subject to certain adjustments (the "Purchase Price"). The Purchase Price was determined through negotiation.

     In order to fund this acquisition, the Registrant used proceeds from its July 21, 1999 initial public offering of Common Stock, and drew-down from its $60,000,000 revolving senior credit facility with Fleet National Bank, as agent, and certain additional lenders.

     Net Direct is an Internet connectivity and web-hosting business (the "Business"). The assets of Net Direct, include equipment used in the Business. Voyager intends to continue to use the acquired equipment for the purpose of its Internet connectivity and web-hosting business.

--------------------------------------------------------------------------------

     On September 14, 1999, Voyager entered into an Asset Purchase Agreement (the "Agreement") to purchase substantially all of the assets of Raex Internet, Inc., a Ohio corporation, Raex Communications, Inc., an Ohio corporation and Raex Corporation, an Ohio corporation (collectively "Raex").

     Pursuant to the Agreement, the consideration for the sale by Raex to Voyager of substantially all of its internet service-related assets was $4,600,000, subject to certain adjustments (the "Purchase Price"). The Purchase Price was determined through negotiation.

     In order to fund this acquisition, the Registrant used proceeds from its July 21, 1999 initial public offering of Common Stock, and drew-down from its $60,000,000 revolving senior credit facility with Fleet National Bank, as agent, and certain additional lenders.

     Raex is an Internet connectivity and web-hosting business (the "Business"). The assets of Raex, include equipment used in the Business. Voyager intends to continue to use the acquired equipment for the purpose of its Internet connectivity and web-hosting business.

--------------------------------------------------------------------------------

     On September 30, 1999, Voyager entered into an Asset Purchase Agreement, effective on October 7, 1999, (the "Agreement") to purchase substantially all of the assets of ChoiceDotNet, L.L.C. ("Choicedotnet").

     Pursuant to the Agreement, the consideration for the sale by Choicedotnet to Voyager of substantially all of its internet service-related assets was $1,800,000, subject to certain adjustments (the "Purchase Price"). The Purchase Price was determined through negotiation.

     In order to fund this acquisition, the Registrant used proceeds from its July 21, 1999 initial public offering of Common Stock, and drew-down from its $60,000,000 revolving senior credit facility with Fleet National Bank, as agent, and certain additional lenders.

     Choicedotnet is an Internet connectivity and web-hosting business (the "Business"). The assets of Choicedotnet, include equipment used in the Business. Voyager intends to continue to use the acquired equipment for the purpose of its Internet connectivity and web-hosting business.

-----------------------------------------------------------------------------

     On December 10, 1999, Voyager entered into an Asset Purchase Agreement (the "Agreement") to purchase substantially all of the assets of Wholesale ISP, Inc., an Ohio corporation("Wholesale").

     Pursuant to the Agreement, the consideration for the sale by Wholesale to Voyager of substantially all of its internet service-related assets was $5,000,000, subject to certain adjustments (the "Purchase Price"). The Purchase Price was determined through negotiation.

     In order to fund this acquisition, the Registrant used proceeds from its July 21, 1999 initial public offering of Common Stock, and drew-down from its $60,000,000 revolving senior credit facility with Fleet National Bank, as agent, and certain additional lenders.

     Wholesale is an Internet connectivity and web-hosting business (the "Business"). The assets of Wholesale, include equipment used in the Business. Voyager intends to continue to use the acquired equipment for the purpose of its Internet connectivity and web-hosting business.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.

          The Financial Statements of the acquired businesses required by this Item are attached hereto.


     (b) Pro Forma Financial Information.

          The Pro Forma Financial Information required by this Item is attached hereto.

     (c)  Exhibits

          *2.1 Asset Purchase Agreement, entered into on September 8, 1999, by and between Voyager Information Networks, Inc., a Michigan corporation, Net Direct, Inc., an Indiana corporation, and certain principals.

          *2.2 Asset Purchase Agreement, entered into on September 14, 1999, by and between Voyager Information Networks, Inc., a Michigan corporation, Raex Internet, Inc., an Ohio corporation, Raex Communications, Inc., an Ohio corporation and Raex Corporation, an Ohio corporation, and certain principals.

          *2.3 Asset Purchase Agreement, entered into on September 30, 1999, and effective on October 7, 1999 by and between Voyager Information Networks, Inc., a Michigan corporation, ChoiceDotNet, L.L.C., an Ohio limited liability company, Choice.Net, Inc., an Ohio corporation, Dotnet, Ltd., an Ohio limited liability company, and certain principals.

          *2.4 Asset Purchase Agreement, entered into on December 10, 1999, by and between Voyager Information Networks, Inc., a Michigan corporation, Wholesale ISP, Inc., an Ohio corporation and certain principals.

----------
* Filed herewith.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized

                                 VOYAGER.NET, INC.



Dated: April 17, 2000            By: /s/ Christopher Torto
                                     ----------------------------
                                     Christopher Torto
                                     Chief Executive Officer

Voyager.net,  Inc.

Index to Financial Statements
--------------------------------------------------------------------------------

                                                                                   PAGES
Net Direct, Inc. - Statement of Operations and Cash Flows:
  Report of Independent Accountants...............................................  F-2
  Statement of Operations for the Period From January 1, 1999 to
  September 7, 1999...............................................................  F-3
  Statement of Cash Flows for the Period From January 1, 1999 to
  September 7, 1999...............................................................  F-4
  Notes to Statement of Operations and Cash Flows.................................  F-5

Raex Corporation - Statement of Operations and Cash Flows:
  Report of Independent Accountants...............................................  F-7
  Statement of Operations for the Year Ended December 31, 1998....................  F-8
  Statement of Cash Flows for the Year Ended December 31, 1998....................  F-9
  Notes to Statement of Operations and Cash Flows................................. F-10

Choice Dot Net, LLC - Statement of Operations and Cash Flows:
  Report of Independent Accountants............................................... F-12
  Statement of Operations for the Period From January 1, 1999 to
  October 6, 1999................................................................. F-13
  Statement of Cash Flows for the Period From January 1, 1999 to
  October 6, 1999................................................................. F-14
  Notes to Statement of Operations and Cash Flows................................. F-15

Wholesale ISP, Inc. - Statement of Operations and Cash Flows:
  Report of Independent Accountants............................................... F-16
  Statement of Operations for the Eleven Months Ended November 30, 1999........... F-17
  Statement of Cash Flows for the Eleven Months Ended November 30, 1999........... F-18
  Notes to Statement of Operations and Cash Flows................................. F-19

Pro Forma Condensed Consolidated Financial Statements (Unaudited):
  Pro Forma Condensed Consolidated Statement of Operations for the Year Ended
     December 31, 1999 (Unaudited)................................................ F-22
  Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)...... F-23


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and the Stockholders of Voyager.net, Inc.:

In our opinion, the accompanying statement of operations and cash flows present fairly, in all material respects, the results of operations and cash flows of Net Direct, Inc. (the "Company") for the period from January 1, 1999 to September 7, 1999, in conformity with accounting principles generally accepted in the United States. These statements are the responsibility of the Company's management; our responsibility is to express an opinion on these statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Grand Rapids, Michigan
April 7, 2000

Net Direct, Inc.
Statement of Operations
For the Period From January 1, 1999 to September 7, 1999
--------------------------------------------------------------------------------



Revenue, Internet access service                                  $ 1,642,916
                                                                  ------------

Operating expenses:
    Internet access service costs                                     647,774
    Sales and marketing                                               220,163
    General and administrative                                        685,977
    Depreciation                                                      129,034
                                                                  ------------

        Total operating expenses                                    1,682,948
                                                                  ------------

Loss from operations before other expense                             (40,032)
                                                                  ------------

Other expense                                                         (20,237)
                                                                  ------------

Net loss                                                          $   (60,269)
                                                                  ============

Per share data:
    Basic and diluted net loss per share applicable to common
        stockholders                                              $    (60.27)
                                                                  ============

Weighted average common shares outstanding:
    Basic and diluted                                                   1,000
                                                                  ============


The accompanying notes are an integral part of the statement of operations and cash flows.

Net Direct, Inc.
Statement of Cash Flows
For the Period From January 1, 1999 to September 7, 1999
--------------------------------------------------------------------------------


Cash flows from operating activities:
    Net loss                                                                     $ (60,269)
    Adjustments to reconcile net loss to net cash
        provided by operating activities:
      Depreciation                                                                 129,034
      Changes in assets and liabilities:
        Accounts receivable                                                        (17,653)
        Accounts payable                                                            60,697
        Other liabilities                                                           23,764
        Deferred revenue                                                            39,450
                                                                                 ----------

        Net cash provided by operating activities                                  175,023

Cash flows used in investing activities, purchase of property
      and equipment                                                               (159,504)
                                                                                 ----------

Cash flows from financing activities:
    Borrowings on line of credit                                                    84,000
    Payments on line of credit                                                     (15,000)
    Payments on capital leases                                                     (10,023)
    Payments on notes payable, related party                                       (39,424)
                                                                                 ----------

        Net cash provided by financing activities                                   19,553
                                                                                 ----------

Net increase in cash and cash equivalents                                           35,072

Cash and cash equivalents at beginning of period                                    83,297
                                                                                 ----------

Cash and cash equivalents at end of period                                       $ 118,369
                                                                                 ==========



The accompanying notes are an integral part of the statement of operations and cash flows.

Net Direct, Inc.
Notes to Statement Operations and of Cash Flows
For the Period From January 1, 1999 to September 7, 1999
--------------------------------------------------------------------------------




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Organization and basis of presentation

   Net Direct, Inc. (the "Company") provides full service access to the Internet for corporate and individual users in Indiana.

   Revenue recognition

   The Company recognizes revenue when Internet access services are provided. Advance collections relating to future access services are recorded as deferred revenue and recognized as revenue when earned.

   Cash equivalents

   The Company considers all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents.

   Property and equipment

   Property and equipment are depreciated over five years using the straight line method. Equipment acquired under capital leases are depreciated over their related lease terms. Costs of repair and maintenance are charged to expense as incurred. Depreciation expense of approximately $129,000 was charged to operations in 1999.

   Advertising costs

   Advertising costs are expensed as incurred. Advertising costs of approximately $25,000 were charged to operations in 1999.

   Use of estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Income taxes

   The Company is taxed as an S-Corporation. Accordingly, the stockholders of the Company are subject to federal income taxes rather than the Company.

2. OPERATING LEASES

   Rent expense under all operating leases of approximately $70,000 was charged to operations in 1999.

Net Direct, Inc.
Notes to Statement of Operations and Cash Flows
For the Period From January 1, 1999 to September 7, 1999
--------------------------------------------------------------------------------


3. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

   The following is the supplemental cash flow information for the period presented:



                                                                   Period From
                                                                 January 1, 1999
                                                                 to September 7,
                                                                       1999

Cash paid during the year for interest                              $   20,950
                                                                    ==========

Acquisition of equipment through capital lease                      $   74,669
                                                                    ==========
4. RELATED PARTY TRANSACTION

      The notes payable, related party, represent principal and interest payable on October 1, 2001 and on demand to the previous owner of the Company. Interest on the notes is at rates of 9 percent and zero percent in 1999.

5. SUBSEQUENT EVENT

     On September 8, 1999, the assets of the Company were purchased by Voyager.net, Inc. for approximately $4,519,000, of which approximately $4,493,000 was paid to the Company and the remainder was used for payment of certain acquisition costs.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Voyager.net, Inc.:

In our opinion, the accompanying statement of operations and cash flows present fairly, in all material respects, the results of operations and cash flows of Raex Corporation (the "Company") for the year ended December 31, 1998, in conformity with accounting practices generally accepted in the United States. These statements are the responsibility of the Company's management; our responsibility is to express an opinion on these statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Grand Rapids, Michigan
April 7, 2000

Raex Corporation
Consolidated Statement of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

Revenue:
    Internet access service                                       $1,564,099
    Other                                                             20,244
                                                                  -----------
                                                                   1,584,343

Operating expenses:
    Internet access service costs                                    757,312
    Sales and marketing                                               72,610
    General and administrative                                       798,331
    Depreciation                                                     153,304
                                                                  -----------

        Total operating expenses                                   1,781,557
                                                                  -----------

Loss from operations before other income and expense                (197,214)
                                                                  -----------

Other income (expense):
    Interest expense                                                 (78,228)
    Gain on sale of assets                                            31,956
    Other income                                                       6,271
                                                                  -----------

        Total other expense                                          (40,001)
                                                                  -----------

Net loss                                                          $ (237,215)
                                                                  ===========


The accompanying notes are an integral part of the consolidated statement of operations and cash flows.

Raex Corporation
Consolidated Statement of Cash Flows
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------


Cash flows from operating activities:
    Net loss                                                       $(237,215)
    Adjustments to reconcile net loss to net cash
        provided by operating activities:
      Depreciation                                                   153,304
      Gain on sale of equipment                                      (31,956)
      Changes in assets and liabilities:
        Accounts receivable                                           24,999
        Other assets                                                  (1,745)
        Accounts payable                                             120,188
        Other liabilities                                               (784)
        Deferred revenue                                             111,464
                                                                   ----------

        Net cash provided by operating activities                    138,255

Cash flows from investing activities:
    Purchase of property and equipment                               (61,784)
    Proceeds from sale of equipment                                   33,333
                                                                   ----------

        Net cash used in investing activities                        (28,451)

Cash flows from financing activities:
    Payments on capital leases                                       (74,629)
    Proceeds from shareholder loans, net                              91,681
    Decrease in cash overdraft                                       (52,938)
    Payments on lines of credit                                       (9,002)
                                                                   ----------

        Net cash used in financing activities                        (44,888)
                                                                   ----------

Net increase in cash and cash equivalents                             64,916

Cash and cash equivalents at beginning of period                         285
                                                                   ----------

Cash and cash equivalents at end of period                         $  65,201
                                                                   ==========


The accompanying notes are an integral part of the consolidated statement of operations and cash flows.

Raex Corporation
Notes to Consolidated Statement of Operations and Cash Flows
December 31, 1998
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Organization and basis of presentation

   Raex Corporation (the "Company") provides full service access to the internet for corporate and individual users in the state of Ohio, through its wholly-owned subsidiary Raex Internet, Inc. Also, Raex Communication, a wholly-owned subsidiary of the Company, is a competitive local exchange carrier licensed in Ohio. The consolidated statement of operations and cash flows include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions have been eliminated.

   Revenue recognition

   The Company recognizes revenue when Internet access services are provided. Advance collections relating to future access services are recorded as deferred revenue and recognized as revenue when earned.

   Cash equivalents

   The Company considers all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents.

   Property and equipment

   Property and equipment are depreciated over their estimated useful lives using the straight line method as follows:

                                             Depreciable
                                             Life-years
                                             -----------

                    Computer equipment           3-5

                    Furniture and fixtures       10

                    Leasehold improvements       10




   Equipment acquired under capital leases are depreciated over their related lease terms. Costs of repair and maintenance are charged to expense as incurred. Depreciation expense of approximately $157,000 was charged to operations in 1998.

   Advertising costs

   Advertising costs are expensed as incurred. Advertising costs of approximately $69,000 were charged to operations in 1998.

   Use of estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Income taxes

   The Company is taxed as an S-Corporation. Accordingly, the stockholders of the Company are subject to federal income taxes rather than the Company.

2. OPERATING LEASES

   Rent expense under all operating leases of approximately $100,000 was charged to operations in 1998.

Raex Corporation
Notes to Consolidated Statement of Operations and Cash Flows
December 31, 1998
--------------------------------------------------------------------------------

3.   SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     The following is the supplemental cash flow information for the period presented:

     Cash paid during the year for interest                        $  78,228
                                                                   =========

     Acquisition of equipment through capital lease                $  58,648
                                                                   =========


4. RELATED PARTY TRANSACTION

     The shareholder loans represent principal and interest payable on demand to the two shareholders of the Company. Interest on the loans is at rates of 6 percent and 15 percent in 1998.

5. SUBSEQUENT EVENT

     On September 14, 1999, the assets of the Company were purchased by Voyager.net, Inc. for approximately $4,370,000 of which approximately $3,178,000 was paid to the Company and the remainder was used for payment of certain liabilities and acquisition costs.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Voyager.net, Inc.:

In our opinion, the accompanying statement of operations and cash flows present fairly, in all material respects, the results of operations and cash flows of Choice Dot Net, LLC (the "Company") for the period from January 1, 1999 to October 6, 1999, in conformity with accounting practices generally accepted in the United States. These statements are the responsibility of the Company's management; our responsibility is to express an opinion on these statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Grand Rapids, Michigan
April 7, 2000

Choice Dot Net, LLC
Statement of Operations
For the Period From January 1, 1999 to October 6, 1999
--------------------------------------------------------------------------------

Revenue, Internet access service                        $ 814,801

Operating expenses:
    Internet access service costs                         427,697
    Sales and marketing                                    26,848
    General and administrative                            240,263
    Depreciation and amortization                          20,427
                                                        ----------

        Total operating expenses                          715,235
                                                        ----------

Income from operations before other income                 99,566

Other income                                                4,376
                                                        ----------

Net income                                              $ 103,942
                                                        ==========


The accompanying notes are an integral part of the statement operations and cash flows.

Choice Dot Net, LLC
Statement of Operations
For the Period From January 1, 1999 to October 6, 1999
--------------------------------------------------------------------------------

Cash flows from operating activities:
    Net income                                                   $ 103,942
    Adjustments to reconcile net income to net cash
        provided by operating activities:
      Depreciation and amortization                                 20,427
      Changes in assets and liabilities:
        Accounts receivable                                        (10,699)
        Prepaid assets                                               5,819
        Accounts payable                                            (7,144)
        Other liabilities                                          168,562
        Deferred revenue                                            12,284
                                                                 ----------

        Net cash provided by operating activities                  293,191

Cash flows from investing activities:
      Purchase of property and equipment                          (161,112)
      Purchase of intangible asset                                 (38,000)
                                                                 ----------

        Net cash used in investing activities                     (199,112)

Cash flows from financing activities:
    Distribution to owners                                         (50,000)
    Proceeds from note payable, related party                       20,850
                                                                 ----------

        Net cash used in financing activities                      (29,150)
                                                                 ----------

Net increase in cash and cash equivalents                           64,929

Cash and cash equivalents at beginning of period                    51,542
                                                                 ----------

Cash and cash equivalents at end of period                       $ 116,471
                                                                 ==========

The accompanying notes are an integral part of the statement of operations and cash flows.

Choice Dot Net, LLC
Notes to Statement of Operations and Cash Flows
For the Period From January 1, 1999 to October 6, 1999
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Organization and Basis of Presentation

   Choice Dot Net, LLC (the "Company") provides full service access to the internet for corporate and individual users in the states of Ohio and Kentucky.

   Revenue Recognition

   The Company recognizes revenue when Internet access services are provided. Advance collections relating to future access services are recorded as deferred revenue and recognized as revenue when earned.

   Cash Equivalents

   The Company considers all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents.

   Property and Equipment

   Property and equipment are depreciated over their estimated useful lives using the straight line method as follows:

                                                  Depreciable
                                                  Life-Years
                                                  -----------

          Computer equipment                            5

          Office furniture and fixtures                 7

          Leasehold improvements                       39

   Costs of repair and maintenance are charged to expense as incurred. Depreciation expense of approximately $20,000 was charged to operations in 1999.

   Intangible Asset

   Intangible asset is amortized over the term of the related licensing agreement.

   Advertising Costs

   Advertising costs are expensed as incurred. Advertising costs of approximately $9,000 were charged to operations.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Income Taxes

   The Company is a limited liability corporation and the members of the Company are subject to federal income tax.

2. OPERATING LEASES

   Rent expense under all operating leases of approximately $9,000 was charged to operations in 1999.

3. RELATED PARTY TRANSACTIONS

   The note payable, related party, represents principal payable on demand to a general partner. There is no interest payable on this note.

4. SUBSEQUENT EVENT

   On October 7, 1999, the assets of the Company were purchased by Voyager.net, Inc. for approximately $1,765,000, of which approximately $1,729,000 was paid to the Company and the remainder was used for payment of certain acquisition costs.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Voyager.net, Inc.:

In our opinion, the accompanying statement of operations and cash flows present fairly, in all material respects, the results of operations and cash flows of Wholesale ISP, Inc. (the "Company") for the eleven months ended November 30, 1999, in conformity with accounting practices generally accepted in the United States. These statements are the responsibility of the Company's management; our responsibility is to express an opinion on these statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Grand Rapids, Michigan
April 7, 2000

Wholesale ISP, Inc.
Statement of Operations
For the Eleven Months Ended November 30,1999
--------------------------------------------------------------------------------

Revenue, Internet access service                                    $ 2,327,641
                                                                    ------------

Operating expenses:
    Internet access service costs                                     1,123,280
    Sales and marketing                                                 104,645
    General and administrative                                          853,520
    Depreciation                                                        233,583
                                                                    ------------

        Total operating expenses                                      2,315,028
                                                                    ------------

Income from operations before other income and expense                   12,613
                                                                    ------------

Other income (expense):
    Interest income                                                         845
    Loss on sale of assets                                              (10,699)
    Other income                                                         12,255
                                                                    ------------

        Total other income                                                2,401
                                                                    ------------

Net income                                                          $    15,014
                                                                    ============

Per share data:
    Basic and diluted net income per share applicable to common
        stockholders                                                $    107.24
                                                                    ============

Weighted average common shares outstanding:
    Basic and diluted                                                       140
                                                                    ============


The accompanying notes are an integral part of the statement of operations and cash flows.

Wholesale ISP, Inc.
Statement of Cash Flows
For the Eleven Months Ended November 30,1999
--------------------------------------------------------------------------------

Cash flows from operating activities:
    Net income                                                      $  15,014
    Adjustments to reconcile net income to net cash
        provided by operating activities:
      Depreciation                                                    233,583
      Loss on sale of equipment                                        10,699
      Changes in assets and liabilities:
        Accounts receivable                                          (238,249)
        Other assets                                                    4,290
        Accounts payable                                              (50,943)
        Other liabilities                                             (11,695)
        Deferred revenue                                              177,513
                                                                    ----------

        Net cash provided by operating activities                     140,212

Cash flows used in investing activities, purchase of
    property and equipment                                            (79,531)
                                                                    ----------

Cash flows from financing activities:
    Payments on capital leases                                        (76,309)
    Proceeds from notes receivable, related party                      13,580
                                                                    ----------

        Net cash used in financing activities                         (62,729)
                                                                    ----------

Net decrease in cash and cash equivalents                              (2,048)

Cash and cash equivalents at beginning of period                       21,666
                                                                    ----------

Cash and cash equivalents at end of period                          $  19,618
                                                                    ==========

The accompanying notes are an integral part of the statement of operations and cash flows.

Wholesale ISP, Inc.
Notes to Statement of Operations and Cash Flows
November 30,1999
--------------------------------------------------------------------------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Organization and Basis of Presentation

   Wholesale ISP, Inc.'s (the "Company") name was changed from GlassCity Internet, Inc. on December 10, 1999. The Company provides full service access to the internet for corporate and individual users in the state of Ohio.

   Revenue Recognition

   The Company recognizes revenue when Internet access services are provided. Advance collections relating to future access services are recorded as deferred revenue and recognized as revenue when earned.

   Cash Equivalents

   The Company considers all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents.

   Property and Equipment

   Property and equipment are depreciated over their estimated useful lives using the straight line method as follows:

                                        Depreciable
                                        Life-Years
                                        -----------

          Computer equipment                3-5

          Leasehold improvements             39

   Equipment acquired under capital leases are depreciated over their related lease terms. Costs of repair and maintenance are charged to expense as incurred. Depreciation expense of approximately $234,000 was charged to operations in 1999.

   Advertising Costs

   Advertising costs are expensed as incurred. Advertising costs of approximately $99,000 were charged to operations in 1999.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Income Taxes

   The Company is taxed as an S-Corporation. Accordingly, the stockholders of the Company are subject to federal income taxes rather than the Company.

2. OPERATING LEASES

   Rent expense under all operating leases of approximately $65,000 was charged to operations in 1999.

Wholesale ISP, Inc.
Notes to Statement of Operations and Cash Flows
November 30, 1999
--------------------------------------------------------------------------------

3. SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

   The following is the supplemental cash flow information for the period presented.

                                                       Eleven Months
                                                           Ended
                                                        November 30,
                                                            1999
Cash paid during the year for interest                   $   25,553
                                                         ==========

Acquisition of equipment through capital lease           $   53,234
                                                         ==========

4. RELATED PARTY TRANSACTION

   The notes receivable, related party, represents principal and interest receivable on October 31, 2003 from shareholders of the Company. Interest on the notes is at 4.42 percent.

5. SUBSEQUENT EVENT

   On December 10, 1999, the assets of the Company were purchased by Voyager. net, Inc. for approximately $4,693,000, of which approximately $4,462,000 was paid to the Company and the remainder was used for payment of certain liabilities and acquisition costs.

                               VOYAGER.NET, INC.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


  The following unaudited pro forma condensed consolidated financial statements give effect to the acquisitions by Voyager.net, Inc. (the "Company") of the following four businesses in 1999:

       Acquired entity                                     Date
       ---------------                                     ----

       NetDirect, Inc. ...............................    9/8/99
       Raex Corporation ..............................   9/14/99
       Choice Dot Net, LLC ...........................   10/7/99
       Wholesale ISP, Inc. ...........................  12/10/99

  These acquisitions were accounted for using the purchase method of accounting. Accordingly, the purchase prices were allocated to assets acquired and liabilities assumed based upon their estimated fair values at the dates of acquisitions.

  The unaudited pro forma statement of operations is based on the statement of operations of the Company and the historical results of the acquired entities listed above from January 1, 1999 through the dates of acquisition and combine the results of operations of the Company and of the acquired entities for the year ended December 31, 1999 as if the acquisitions occurred on January 1, 1999.

  The unaudited pro forma condensed consolidated statement of operation is not necessarily indicative of operating results that would have been achieved had the combination been consummated as of the beginning of the period presented and should not be construed as representative of future operations.

  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Voyager, which are included in Voyager.net's Annual Report on Form 10-K, and the historical statement of operations and cash flows and the related notes thereto of the acquired entities listed above included herein.

                               VOYAGER.NET, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the year ended December 31, 1999
                                  (UNAUDITED)



                                                                               Pre-aquisition Results
                                                             ---------------------------------------------------------------
                                                                GDR
                                               Voyager.net   Enterprises,         Net              Raex           Choice Dot
                                                  Inc.          Inc.         Direct, Inc.      Corporation         Net, LLC
                                             -------------   ------------    -----------     -------------       ------------
Revenue:
      Internet access service                $ 47,423,462     $ 1,528,411    $1,642,916        $1,512,851          $ 814,801
      Other                                     1,074,173               -             -            19,458                  -
                                             -------------   ------------    -----------     -------------       ------------

           Total revenue                       48,497,635       1,528,411     1,642,916         1,532,309            814,801
                                             -------------   ------------    -----------     -------------       ------------

Internet access service costs                  15,933,377         426,057       647,774           609,257            427,697
Sales and marketing                             6,401,810         101,678       220,163            68,320             26,848
General and administrative                     14,150,924         565,492       685,977           812,784            240,263
Depreciation and amortization                  23,836,385         231,590       129,034           123,480             20,427
Compensation charge for issuance of
      common stock and options                  2,563,311               -             -                 -                  -
                                             -------------   ------------    -----------     -------------       ------------

Total operating expenses                       62,885,807       1,324,817     1,682,948         1,613,841            715,235
                                             -------------   ------------    -----------     -------------       ------------

Total operating income (loss)                 (14,388,172)        203,594       (40,032)          (81,532)            99,566

Other income (expense)                         (1,740,777)        (73,718)      (20,237)           (1,206)             4,376
                                             -------------   ------------    -----------     -------------       ------------

Net income (loss)                             (16,128,949)        129,876       (60,269)          (82,738)           103,942

Preferred stock dividends                        (367,265)              -             -                 -                  -
                                             -------------   ------------    -----------     -------------       ------------

Net income (loss) applicable to
      common stockholders                    $(16,496,214)    $   129,876    $  (60,269)       $  (82,738)        $  103,942
                                             =============   ============    ===========     =============       ============
Basic and diluted earnings
      per share                              $       (.61)
                                             =============

Basic and diluted weighted
      average shares                           27,238,084
                                             =============


                                          Pre-aquisition Results
                                          ---------------------------------
                                                                  Other
                                              Wholesale          Acquired
                                              ISP, Inc.          Entities           Adjustments              Total
                                             ------------      -------------       ----------------      ---------------
 Revenue:
       Internet access service                $ 2,327,641       $ 6,798,421                               $  62,048,503
       Other                                            -                 -                                   1,093,631
                                              -----------       -----------           -------------       -------------

            Total revenue                       2,327,641         6,798,421                                  63,142,134
                                              -----------       -----------           -------------       -------------

 Internet access service costs                  1,123,280         2,558,202                                  21,725,644
 Sales and marketing                              104,645           169,084                                   7,092,548
 General and administrative                       853,520         2,581,786                                  19,890,746
 Depreciation and amortization                    233,583           440,533           $  10,259,109           35,274,141
 Compensation charge for issuance of
       common stock and options                         -                 -                                   2,563,311
                                              -----------       -----------           -------------       -------------

 Total operating expenses                       2,315,028         5,749,605              10,259,109          86,546,390
                                              -----------       -----------           -------------       -------------

 Total operating income (loss)                     12,613         1,046,816             (10,259,109)        (23,404,256)

 Other income (expense)                             2,401            (1,493)             (2,345,222)         (4,175,876)
                                              -----------       -----------           -------------       -------------

 Net income (loss)                                 15,014         1,047,323             (12,604,331)        (27,580,132)

 Preferred stock dividends                              -                 -                                    (367,265)
                                              -----------       -----------           -------------       -------------

 Net income (loss) applicable to
       common stockholders                    $    15,014       $ 1,047,323           $ (12,604,331)      $ (27,947,397)
                                              ===========       ===========           =============       =============

 Basic and diluted earnings
       per share                                                                                             $    (1.03)
                                                                                                          =============
 Basic and diluted weighted
       average shares                                                                                        27,238,084
                                                                                                          =============


See accompanying notes to condensed consolidated pro forma financial statements.

                               VOYAGER.NET, INC.

   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


Pro forma adjustments are as follows:

A. Acquired customer bases in the amount of $54.4 million are being amortized over a three-year period beginning January 1, 1999 as if the acquisitions had occurred on that date.

B. Voyager.net utilized $46.8 million of its revolving credit facility to complete the acquisitions in 1999. Additional interest expense on the related debt would have been approximately $2.6 million. The assumed interest rates were 8.5% and 8.25% for the period presented.